September 17, 2025

State Street Bank and Trust Company

2495 Natomas Park Drive

Sacramento, CA 95833

Attention: Andrea Sharp

Re:	Updates to Services Agreements

Ladies and Gentlemen:

Reference is hereby made to (a) the Custodian Agreement dated as of March 31, 2010 (the “Custody Agreement”) by and between State Street Bank and Trust Company (“State Street”) and Wasatch Funds Trust (“Wasatch”); (b) the Administration Agreement dated as of March 31, 2010 by and between State Street and Wasatch (the “Administration Agreement”); and (c) the Investment Accounting Agreement dated as of March 31, 2010 by and between State Street and Wasatch (the “Accounting Agreement,” and together with the Custody Agreement and the Administration Agreement, the “Agreements,” all as may be amended, supplemented, restated or otherwise modified from time to time).

Wasatch hereby confirms that it has established the following portfolio and desires to have State Street provide services to portfolio pursuant to the terms of the Agreements, effective as of the date set forth below:

SSB Fund #	Portfolio Name	Effective Date
W4C7	Wasatch Global Small Cap Value Fund	October 1, 2025
W4C8	Wasatch International Small Cap Value Fund	October 1, 2025

Attached hereto is an updated Schedule A to each of the Agreements. The attached Annex 1 shall replace Annex 1 to Schedule B6 to the Administration Agreement.

Please indicate your acknowledgement and acceptance of the foregoing by signing below.

WASATCH FUNDS TRUST

By: Russell L. Biles
Name: Russell L. Biles
Title: Vice President

Acknowledged and accepted:

STATE STREET BANK AND TRUST COMPANY

By: Andrea E. Sharp
Name: Andrea E. Sharp
Title: Managing Director

Schedule A

WASATCH FUNDS TRUST

Portfolios:

Wasatch Core Growth Fund
Wasatch International Growth Fund
Wasatch Micro Cap Fund
Wasatch Small Cap Growth Fund
Wasatch Small Cap Value Fund
Wasatch Ultra Growth Fund
Wasatch-Hoisington U.S. Treasury Fund
Wasatch Micro Cap Value Fund
Wasatch International Opportunities Fund
Wasatch Emerging Markets Small Cap Fund
Wasatch Global Opportunities Fund
Wasatch Global Value Fund
Wasatch Emerging India Fund
Wasatch Frontier Emerging Small Countries Fund
Wasatch Emerging Markets Select Fund
Wasatch Global Select Fund
Wasatch International Select Fund
Wasatch Long/Short Alpha Fund
Wasatch U.S. Select Fund
Wasatch International Value Fund
Wasatch Global Small Cap Value Fund
Wasatch International Small Cap Value Fund

Updated as of: October 1, 2025

ANNEX I to Schedule B6

to the Administration Agreement, updated as of October 1, 2025

Form N-PORT Services and Quarterly Portfolio of Investments Services	Service Type
WASATCH FUNDS TRUST	Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Wasatch Core Growth Fund	Standard
Wasatch International Growth Fund
Wasatch Micro Cap Fund
Wasatch Small Cap Growth Fund
Wasatch Small Cap Value Fund
Wasatch Ultra Growth Fund
Wasatch-Hoisington U.S. Treasury Fund
Wasatch Micro Cap Value Fund
Wasatch International Opportunities Fund
Wasatch Emerging Markets Small Cap Fund
Wasatch Global Opportunities Fund
Wasatch Global Value Fund
Wasatch Emerging India Fund
Wasatch Frontier Emerging Small Countries Fund
Wasatch Emerging Markets Select Fund
Wasatch Global Select Fund
Wasatch International Select Fund
Wasatch Long/Short Alpha Fund
Wasatch U.S. Select Fund
Wasatch International Value Fund
Wasatch Global Small Cap Value Fund
Wasatch International Small Cap Value Fund

Form N-CEN Services

WASATCH FUNDS TRUST*

*

Wasatch-1st Source Income Fund (closed July 13, 2018)

Wasatch World Innovators Fund (closed September 7, 2018)

Wasatch Strategic Income Fund (closed September 7, 2018)

Wasatch Long/Short Fund (closed September 21, 2018)

Wasatch Greater China Fund (closed January 15, 2025)

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex 1 as of the last signature date set forth below.

WASATCH FUNDS TRUST	STATE STREET BANK AND TRUST COMPANY

By: Russell L. Biles	By: Andrea E. Sharp
Name: Russell L. Biles	Name: Andrea E. Sharp
Title: Vice President	Title: Managing Director
Address: 505 Wakara Way, 3rd Floor	Address: 2495 Natomas Park Drive
Salt Lake City, UT 84108	Sacramento, CA 95833
Date: October 1, 2025	Date: October 1, 2025